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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  September 3, 1998
                                                  -----------------------------

                 VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
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              (Exact name of Registrant as Specified in Charter)

         California               1-11476                  95-3977501
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(State or Other Jurisdiction    (Commission    (IRS Employer Identification No.)
      of Incorporation          File Number)

             21 West Easy Street, Suite 106, Simi Valley, CA 93065
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                   (Address of Principal Executive Offices)

Registrant's telephone number  (805) 578-8330
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Item 4.           Change in Registrant's Certifying Accountant.

         On September 3, 1998, Voice Powered Technology International, Inc. (the "Registrant") replaced BDO Sideman LLP ("BDO") as the principal accountant to audit the Registrant's financial statements and engaged Radin, Glass & Co., LLP ("Radin") as the principal accountant to audit the Registrant's financial statements.

         BDO's reports on the Registrant's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports modified as to audit scope or accounting principles. However, BDO's reports on the Registrant's financial statements for the two most recent fiscal years did contain a modification as to uncertainty relating to the Registrant's ability to continue as a going concern.

         The decision to replace BDO as the principal accountant to audit the Registrant's financial statements was recommended and approved by the Registrant's Board of Directors.

         During the Registrants' two most recent fiscal years and in the subsequent interim period preceding the date of BDO's replacement, there were no disagreements between the Registrant and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter of the disagreement in connection with BDO's reports on the Registrant's financial statements for such periods.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding the date of Radin's engagement, neither the Registrant nor any person on the Registrant's behalf consulted Radin regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits.

                           16. Letter, dated September 8, 1998, from BDO Seidman LLP to SEC re Form 8-K Statements.

                           99. Voice Powered Technology International, Inc. Press Release, dated
                                    September 11, 1998.

                                      2

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VOICE POWERED TECHNOLOGY
                                 INTERNATIONAL, INC.

                                 By: /s/ Mitchell B. Rubin
                                    --------------------------------------------
                                 Name:  Mitchell B. Rubin
                                 Title: President and Chief Financial Officer

Date: September 11, 1998

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                                 EXHIBIT INDEX

Document                                                             Page Number
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16.      Letter, dated September 8, 1998, from BDO Seidman LLP to
         SEC re Form 8-K Statements.                                     5

99.      Voice Powered Technology International, Inc. Press Release,
         dated September 11, 1998.                                       6

                                      4